NASDAQ Listed: ALNC www.alliancebankna.com Keefe, Bruyette & Woods 10 Annual Community Bank Investor Conference July 2009 Exhibit 99.1 th

Forward Looking Statement
This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of
1995. These forward-looking statements include, but are not limited to, statements about Alliance Financial Corporation’s
(“Alliance” or “ALNC”) future financial condition, operating results, cost savings and accretion to reported earnings that may be realized from mergers and acquisitions, management’s expectations regarding future growth opportunities and business strategy and other statements contained in this presentation that are not historical facts, as well as other statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates” or words with similar meaning.
These forward-looking statements are based upon the current beliefs and expectations of Alliance’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the anticipated results discussed in these forward-looking statements. The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) changes in general economic conditions, either nationally or locally in the areas in which we conduct or will conduct our business; (2) the interest rate environment may compress margins and adversely affect net interest income; (3) increases in competitive pressures among financial institutions and businesses offering similar products and services; (4) higher defaults on our loan portfolio than we expect; (5) changes in management’s estimate of the adequacy of the allowance for loan losses; (6) the risks associated with continued diversification of assets and adverse changes to credit quality; (7) difficulties associated with achieving expected future financial results; (8) legislative or regulatory changes or changes in accounting principles, policies or guidelines; (9)
management’s estimates and projections of interest rates and interest rate policy; and (10) cost savings and accretion to earnings from mergers and acquisitions may not be fully realized or may take longer to realize than expected. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in
Alliance’s reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K)
filed with the Securities and Exchange Commission and available at the SEC’s Internet site
(http://www.sec.gov).
Alliance
cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date they were made.  Except as required by law, Alliance does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statement is made.

Snapshot of Alliance
• Alliance posted record earnings in 2008
• Alliance 2009 first half earnings exceed analyst
consensus estimates
• Alliance added to Russell 3000 Index June 2009
• Alliance exceeds well-capitalized thresholds
• Alliance is a conventional residential mortgage lender
–
No sub-prime, Alt-A or loans to residential or condo developers
– Stayed in our Central New York market
• Alliance does not originate non-recourse residential or
commercial construction loans
• Alliance maintains a conservative investment portfolio
–
High-quality investment grade portfolio

Alliance Financial Core Business
Strategy
• Continued expansion organically and via acquisition in
Upstate New York
• Maintain disciplined lending standards
• Blend of traditional and evolving product and service
delivery
• Maintain strong capitalization and asset quality
• Continue focus on revenue diversification
• Continue to enhance shareholder value

5 Alliance Financial Three Year Total Return* * Source: SNL Financial LC. Data as of July 21, 2009

6 Alliance Financial One Year Total Return* * Source: SNL Financial LC. Data as of July 21, 2009

Alliance Bank, N.A.
Management Team
Jack H. Webb President & CEO 35 Years in banking
John H. Watt, Jr. Executive Vice
President
25 Years
J. Daniel Mohr Executive Vice
President & CFO
13 Years
James W. Getman Executive Vice
President & Senior
Loan Officer
39 Years
Steven G. Cacchio Senior Vice President 18 Years

Alliance Today
•
$1.4 billion community bank
• Syracuse, NY headquarters with 28 banking locations in
5 counties
• 3 non-bank sales and service locations
•
Diversified commercial bank*
• #1 Deposit Share – Cortland County
• #2 Deposit Share – Madison County
• Growing deposit share in Onondaga County
• Investment management - approximately $718mm AUM
• Insurance agency
* Information as of 6/30/2008 – Source: SNL Financial LC

Lake Ontario
NEW YORK
Rochester
Syracuse
Utica
Rome
Watertown
Auburn
Ithaca
Binghamton
Elmira
Oswego
Fulton
Pulaski
Mexico
Cortland
Oneida
Sullivan
Fairmount
Liverpool
Jamesville
Tully
Preble
Cincinnatus
Smithville Center
Madison
Earlville
Adirondack Park
Catskill State Park
JEFFERSON
OSWEGO
ONONDAGA
MADISON
ONEIDA
CORTLAND
CAYUGA
WAYNE
MONROE
ONTARIO
SENECA
YATES
SCHUYLER
TOMPKINS
TIOGA
BROOME
CHENANGO
OTSEGO
HERKIMER
LEWIS
HAMILTON
FULTON
MONTGOMERY
SCHOHARIE
DELAWARE
CHEMUNG
STEUBEN
LIVINGSTON
ALLEGANY
GREENE
ULSTER
ST. LAWRENCE
PENNSYLVANIA

9 Alliance Branch Franchise ALNC branches represented by blue squares Source: SNL Financial, Microsoft Mappoint

SYRACUSE MSA RANKINGS

	Total Deposits	Market Share
1. M&T Bank Corp.	$2.0B	21.7%
2. Key Corp.	$1.8B	19.1%
3. HSBC Holdings	$1.1B	12.1%
4. Alliance Financial Corp.	**$663M**	**7.2%**
5. JP Morgan Chase	$650M	7.1%
6. Bank of America	$495M	5.4%

LEGACY COUNTIES

Cortland County - #1	$194M	35.0%
Madison County - #2	$280M	32.8%

As of 6/30/2008 – Source: SNL Financial LC

Alliance Financial Corporation

10 Deposit Rankings

11 J. Daniel Mohr Chief Financial Officer Alliance Financial Corporation * * * * * * *

First Half 2009 Financial Highlights
Six Months Ended June 30,
2009 2008 Change
Net interest income $  20,667 $  18,274 13.1%
Provision for credit losses 3,550 2,677 32.6%
Non-interest income 10,126 10,473 -3.3%
Non-interest expense 20,966 19,425 7.9%
Net income before pfd dividends   4,993 4,963 0.6%
Preferred dividends and accretion 1,084 - 100%
Net income/common shareholders 3,909 4,963 -21.2%
Diluted common EPS $     0.85 $    1.06 -19.8%
Dollars in thousands, except per share amounts

13 Assets $ in Millions $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 2006 2007 2008 2nd Q 2009

14 Loans and Leases $ in Millions $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 2006 2007 2008 2nd Q 2009 Mortgage Commercial Loans Leases, net Indirect Auto Consumer

15 Investment Assets Under Management $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 2006 2007 2008 2nd Q 2009 Market Value $ in Millions

16 Deposits $ in Millions $0 $200 $400 $600 $800 $1,000 $1,200 2006 2007 2008 2nd Q 2009 Demand Savings Money Market Time

Demand
26%
Savings
10%
Money
Market
26%
Time
Accounts
38%
2008
Demand
25%
Savings
9%
Money
Market
26%
Time
Accounts
40%
2nd Q 2009
Demand
25%
Savings
9%
Money
Market
22%
Time
Accounts
44%
2007
Demand
24%
Savings
9%
Money
Market
20%
Time
Accounts
47%
2006

Deposit Composition

$0
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
$7,000
$8,000
2006 2007 2008 2nd Q 2009
Residential Commercial Leases Consumer REO & Repossessed Collateral

Non-performing Assets
$ in Thousands
23 loans
35 loans
27 leases
27 loans

$5,000
$4,000
$3,000
$2,000
$1,000
$0
-$1,000
2006
2007
2008
1st H 2009
Residential
Commercial
Leases
Indirect/Consumer

Alliance Financial Corporation

19 Net Charge-Offs $ in Thousands

2009 net charge-offs in lease portfolio $ 2,762,000 / 96.8%

Lease charge-offs concentrated in four segments of lease portfolio:

• Aggregate segment balances	$ 9,021,000 / 10.6%
• 2009 aggregate charge-offs	$ 2,023,000 / 73.2%
• Weighted average historical loss rate	18.5%
• Delinquency %	30.8%
• Allowance allocation as of June 30	$ 1,926,000 / 21.4%

The rest of the lease portfolio:

• Balance	$ 76,318,000 / 89.4%
• Aggregate charge-offs	$ 739,000 / 26.8%
• Weighted average historical loss rate	0.9%
• Delinquency %	1.1%
• Allowance allocation as of June 30	$ 1,078,000 / 1.4%

Alliance ceased origination of leases in 3rd quarter 2008.

Alliance Financial Corporation

20 Leasing Portfolio Segmentation As of June 30

Allowance for Credit Losses
Allowance Coverage/Total Loans & Leases
$0
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
$7,000
$8,000
$9,000
$10,000
2006 2007 2008 2nd Q 2009
$ in Thousands
0.80%                        0.94%                     1.01%   1.05%

16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
2006
2007
2008
2nd Q 2009
Tier 1 Leverage (Well Capitalized - 5%)
Total Risk-Based (WC - 10%)

Alliance Financial Corporation

Alliance Bank Regulatory Capital
The changes in the Tier 1 and Risk-based capital ratios in the fourth quarter of 2008 and the second quarter of 2009 resulted from the participation and subsequent withdrawal from the U.S. Treasury’s Capital Purchase
Program.

Tangible Common Equity Ratio 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 2006 2007 2008 2nd Q 2009 6.22% 5.21% 5.69% 5.67% 23

Net Income Available to Common Shareholders
Diluted Earnings Per Common Share
$0
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
$7,000
$8,000
$9,000
$10,000
$11,000
2006 2007 2008 1st H 2008 1st H 2009
$ in Thousands
$1.88 $1.98 $2.24 $1.06 $0.85

First Half 2009 Operating EPS

Per Diluted
Common
Share*
Earnings per common share first half 2009 $  0.85
Gain on sale of securities (0.12)
FDIC special assessment 0.09
Preferred dividends and accretion of discount
Operating earnings per share first half 2009
0.24
$  1.06
Diluted EPS first half 2008 $  1.06
FDIC insurance regular assessment first half 2009 impact $  0.10
* Net of taxes

Net Interest Income
Net Interest Margin
3.02% 3.02%
3.35%
3.27%
3.46%
2.80%
2.90%
3.00%
3.10%
3.20%
3.30%
3.40%
3.50%
$0
$5,000
$10,000
$15,000
$20,000
$25,000
$30,000
$35,000
$40,000
2006 2007 2008 1st H
2008
1st H
2009
Net Interest Income Net Interest Margin
$ in Thousands

Non-Interest Income
Non-Interest Income/Total Income
$0
$2,000
$4,000
$6,000
$8,000
$10,000
$12,000
$14,000
$16,000
$18,000
$20,000
$22,000
2006 2007 2008 1st H 2008 1st H 2009
Investment Mgmt. Service Charges & Fees Insurance
Gain on Sales of Loans Gain on Sales of Securities Other
$ in Thousands
39.3%
39.0%
36.0% 30.6%
34.9%

Non-Interest Expenses
Efficiency Ratio
74.6%
70.4%
68.0%
68.0%
70.4%
64%
66%
68%
70%
72%
74%
76%
$0
$5,000
$10,000
$15,000
$20,000
$25,000
$30,000
$35,000
$40,000
$45,000
2006 2007 2008 1st H 2008 1st H 2009
Noninterest expense Efficiency ratio
$ in Thousands

29 Jack H. Webb Chairman, President and CEO Alliance Financial Corporation * * * * * * * *

Alliance Growth History
Alliance has been successful in driving its growth both as a proven acquirer and by de-novo expansion
Acquisitions
– Q4 2006 – Bridge Street Financial Corporation
•
$219MM in Assets
•
$173MM in Deposits
•
7 Branches
– Q1 2004 – HSBC Trust Portfolio
•
$560MM Portfolio - Managed in Buffalo, NY Office
De-novo expansion
– Onondaga County, NY
• 2000 – 2006 - Opened 8 branches in the city of Syracuse and surrounding towns
• Eleven branches including former Bridge Street branches

31 ALLIANCE AS AN INVESTMENT OPPORTUNITY * * * * * * * * * *

ONTARIO
Trenton
Brighton
Hillier
Picton
Chaumont
Philadelphia
North Wilna
Glen Park
Natural Bridge
Diana Center
ST. LAWRENCE
FRANKLIN
Watertown
Carthage
LEWIS
Croghan
Newcomb
ESSEX
Henderson
Castorland
Blue Mountain Lake
Adams
Lowville
Indian Lake
JEFFERSON
Watson
Inlet
HAMILTON
Lacona
Greig
Adirondack Park
Pulaski
Orwell
Constableville
Port Leyden
Richland
NEW YORK
Lake Ontario
Oswego
Scriba
Mexico
Lake Pleasant
OSWEGO
Williamstown
West Leyden
Piseco
North Hamlin
Hilton
Sodus Point
Fair Haven
Sterling
Volney
Central Square
Lee Center
Westernville
Fulton
Irondequoit
Huron
East Verona
Rome
Russia
HERKIMER
Gates Center
Rochester
Marion
North Rose
Ira
Churchville
Oriskany
Salisbury
Caroga Lake
WAYNE
Van Buren
MADISON
Oneida
FULTON
Riga
MONROE
Palmyra
Port Byron
Utica
Herkimer
Gloversville
North Rush
Farmington
Newark
Lyons
Byron
Sennett
Sullivan
Kirkland
ONEIDA
Perth
Le Roy
Seneca Falls
Auburn
Ilion
Fort Plain
Amsterdam
Avon
Canandaigua
Phelps
ONONDAGA
LaFayette
Waterville
Paris Station
Richmond Center
CAYUGA
Jamesville
Niles
Madison Center
MONTGOMERY
LIVINGSTON
Tully
Richfield Springs
Root Center
Scipio Center
Scott
Preble
Earlville
Burlington
OTSEGO
Groveland
Moravia
Middlefield
Naples
Milo Center
Locke
Cooperstown
Cobleskill
West Sparta
Dansville
Italy Hill
YATES
SENECA
East Venice
CORTLAND
Solon
Pittsfield
Milford
Cohocton
Starkey
Covert
Cortland
Norwich
Maryland
SCHOHARIE
Pulteney
Reading Center
Cincinnatus
Oneonta
South Jefferson
South Dansville
Avoca
Urbana
Hector
Ithaca
Dryden
CHENANGO
Harpersfield
Gilboa
Hornell
Bath
SCHUYLER
Smithville Center
Unadilla Center
Meredith
Stamford
Canisteo
STEUBEN
Odessa
Bainbridge
Windham
ALLEGANY
Thurston
Greene
Delhi
Berkshire
Franklin Depot
Andover
Hornby
GREENE
Corning
CHEMUNG
North Barton
BROOME
Walton
Colchester
Wellsville
Addison
Johnson City
Pine Hill
Woodhull
Lindley
Erwins
Elmira
Owego
Endicott
Binghamton
Sanford
DELAWARE
Shandaken
Waverly
Windsor
Catskill State Park
Conklin Center
ULSTER
POTTER
PENNSYLVANIA
Hallstead
SUSQUEHANNA
WAYNE
Hancock
SULLIVAN
Copyright © 2003 Microsoft Corp. and/or its suppliers. All rights reserved.

Alliance Financial Corporation

32 Alliance’s Core Footprint 1999 2005YE 2006YE Potential Future Expansion ALNC branches represented by blue squares Source: SNL Financial, Microsoft Mappoint

2009 Initiatives
• Continued focus on Central New York
• Retail lending
– Sell mortgage originations to manage interest rate risk
– Indirect volumes managed to sustain portfolio level
• Commercial Banking
–
Sustained willingness to lend via disciplined underwriting criteria
–
Full relationship banking versus stand alone product
– Capitalize on distraction and lack of focus among larger banks
• Delivering exceptional customer service
• Leverage new on-line banking system
• Continue to pursue strategically important acquisitions
–
Branches
– Whole bank
– Investment management

NASDAQ Listed: ALNC www.alliancebankna.com Keefe, Bruyette & Woods 10 Annual Community Bank Investor Conference July 2009 th * * * * * *